AFL-CIO Housing Investment Trust
Performance Commentary
 4th Quarter 2012

Chang Suh
Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
January 14, 2013

For the 20th consecutive calendar year, the AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), on a gross basis in 2012. The HIT’s gross return of 4.71% exceeded the benchmark by 49 basis points.  The HIT also outperformed the Barclays Aggregate on a net basis for the 13th year during that period.  The HIT’s strategy of focusing on high credit quality multifamily investments, particularly construction-related mortgage-backed securities (MBS), led to an income advantage that helped to produce competitive risk-adjusted returns during a period of extremely low interest rates and market uncertainty.  In addition, the HIT benefited from significant tightening over the year of spreads to Treasuries on its multifamily MBS.  As investors moved to riskier assets during the year, spreads contracted dramatically across fixed-income products including corporate bonds, which the HIT does not hold, but which comprise over one-fifth of the Barclays Aggregate.  With its expertise in housing finance and specialization in government-insured multifamily MBS, the HIT has continued to serve its investors well by generating higher real income than the benchmark while taking less credit risk.

During 2012, the HIT committed $285 million in financing for new construction and substantial rehabilitation of multifamily projects with a total development value of $442 million. These investments should help the HIT maintain its competitive performance while generating approximately 1,650 union construction jobs and building or preserving over 3,900 units of housing, 87% of which are affordable to low- and moderate-income families.  These new commitments are expected to generate additional income as they are funded during the construction period. Since it launched its Construction Jobs Initiative in 2009, the HIT has committed over $1.25 billion of union and public employee pension capital to fund construction-related multifamily and healthcare developments. Together with its Building America subsidiary, the HIT has financed 56 projects in 29 cities with total development investment of $2.9 billion that are generating more than 16,000 union construction jobs.  During the fourth quarter of 2012, the HIT surpassed its job-creation goal of 15,000 union construction jobs and is now working to reach a new goal of 20,000 union construction jobs by the end of 2013.

The HIT’s consistent competitive performance and its job-creating investments across the country have stimulated investor confidence and resulted in $424 million in additional capital from participants during 2012, including $259 million in new investments and the reinvestment of over 90% of dividends on existing investments. This is the largest amount of capital raised since 2003.  At the end of 2012, the HIT had 368 participants, up from 358 at the end of 2011.  Over the past three years, the HIT has raised more than $1 billion of capital from participants. In order to take advantage of opportunities to continue adding high credit quality multifamily investments to its portfolio, the HIT is actively seeking additional capital from investors.

Performance in 2012

The HIT’s 2012 performance was enhanced by its ongoing income advantage versus the benchmark.  The HIT’s specialization in government/agency multifamily MBS enabled it to perform well as these investments generated additional income relative to Treasuries while reflecting similar credit quality.   The HIT’s better performance was achieved despite extremely strong performance by corporate bonds, which generated 734 basis points of excess return to Treasuries in 2012. The HIT substitutes call-protected multifamily MBS for all corporate bonds and some Treasury securities in the benchmark.  Contracting spreads to Treasuries for these multifamily MBS during 2012 also contributed to the HIT’s superior performance.  The HIT outperformed the Barclays Aggregate for the 1-,  3-, 5-, and 10-year periods ending December 31 by 49, 36, 46, and 42 basis points, respectively, on a gross basis, having gross returns of 4.71%, 6.55%, 6.41%, and 5.60%.  On a net basis, the HIT also outperformed the benchmark for the 1- and 5-year periods.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end is available on the HIT’s website as www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Composition of the HIT’s Portfolio

The HIT seeks competitive risk-adjusted returns by investing in assets with superior credit quality and yield relative to the benchmark, while maintaining a similar interest rate risk profile.  The high credit quality assets in which the HIT invests are multifamily MBS that are insured or guaranteed by a U.S. government agency or a government-sponsored enterprise (GSE).  By substituting these multifamily MBS for corporate debt and some Treasury and GSE debt securities in the benchmark, the portfolio can be managed to have duration and convexity similar to the benchmark, producing effectively the same interest rate risk. Approximately 92% of the HIT portfolio at December 31, 2012, consisted of investments that were insured or guaranteed by the U.S. government or a GSE.  This compared to 72% in the benchmark.   As of December 31, the HIT’s current yield advantage over the benchmark was 50 basis points and its yield to worst advantage was 63 basis points.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
December 31, 2012
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & U.S. Government/Agency	92.5%	73.1%	Effective Duration	4.33	4.84
A & Below	3.8%	21.8%	Convexity	-0.02	-0.07
Superior Yield			Similar Call Risk
Current Yield: 50 basis point advantage	3.772%	3.277%	Call Protected	73%	70%
Yield to Worst: 63 basis point advantage	2.238%	1.611%	Not Call Protected	27%	30%

Fourth Quarter 2012 Markets

Despite some indications of improving economic conditions in the U.S., Treasury rates remained historically low as a result of the Federal Reserve’s policies, continuing political gridlock in Congress, uncertainty and weak growth in the Eurozone, and slower growth in China.  Treasuries traded within a relatively narrow range during the fourth quarter, ending somewhat higher. Two-year, 5-year, 10-year, and 30-year rates rose by 2, 10,

12, and 13 basis points, respectively.  As investors sought higher yields, lower-rated investment grade debt outperformed higher-rated debt, with excess returns to Treasuries of -7, 40, 103, and 183 basis points for AAA, AA, A, and BBB-rated debt, respectively.  Corporate bonds, in which the HIT does not invest, comprised 21.5% of the Barclays Aggregate at December 31, 2012, and showed excess returns of 121 basis points during the quarter.  Government-insured multifamily MBS spreads widened during the quarter, with Ginnie Mae permanent loan certificate and construction/permanent loan certificate spreads increasing by 24 and 25 basis points, respectively.  The spread on the Fannie Mae multifamily DUS MBS 10/9.5 structure contracted by 4 basis points.  With its lack of corporate debt securities and overweight to the highest quality sectors, the HIT’s return was flat to the benchmark for the quarter.

Markets for the Full Year

Investors continued to seek products that provided incremental yield in the extremely low interest rate environment that prevailed in the U.S. throughout the year due to the Federal Reserve’s monetary easing and lackluster growth domestically, in the Eurozone, and in China. While intermediate Treasury rates were marginally lower at the end of 2012 than at the end of 2011 after peaking in the first quarter, spreads to Treasuries for other fixed-income products contracted dramatically over the year.   Five-year and 10-year Treasury yields fell by 11 basis points and 12 basis points, respectively, while 2-year and 30-year Treasuries rose by 1 and 6 basis points, respectively, during 2012.  Lower quality investments outperformed higher quality investments, with excess returns to Treasuries of 59, 344, 754, and 875 basis points for AAA, AA, A, and BBB-rated debt, respectively.

For the year, multifamily MBS spreads relative to Treasuries tightened significantly, with Ginnie Mae permanent loan certificate and construction/permanent loan certificate spreads tightening by 62 and 104    basis points, respectively, and the Fannie Mae multifamily DUS MBS 10/9.5 structure spread contracting by 27 basis points.  Most of the tightening occurred in the first and third quarters on strong demand by investors for yield, safety and prepayment protection. Despite the spread tightening, the yield spread of 45 basis points between construction/permanent and permanent Ginnie Mae MBS at year-end 2012 provides the potential for price appreciation as construction loans convert to permanent loans.  The HIT continues to work with developers, mortgage bankers, housing finance agencies, and labor and community organizations to seek investments in new multifamily production.

Looking Ahead to 2013: the HIT is Well-Positioned

The HIT enters 2013 well-positioned for continued investment success due to its strong liquidity and its superior portfolio fundamentals, which should offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark, as well as its strong pipeline of prospective multifamily investments.  Specific reasons for the HIT’s positive outlook include:

●
The portfolio’s yield to worst of 2.24%, an advantage of 63 basis points compared to the benchmark’s yield of 1.61% at December 31, 2012, should provide higher income in future periods relative to the benchmark.

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The demand for U.S. rental housing – the focus of the HIT’s investment strategy – is expected to remain strong.  Despite some signs of single family housing market improvement during 2012, the single family sector remains constrained by a tight credit environment for homebuyers as well as subdued housing and labor markets.  Other factors generating demand for new and rehabilitated rental housing are the increased rate of household formation from depressed to more normal levels, and the aging of multifamily dwellings, many in densely populated urban markets, which will require rehabilitation to prolong their useful lives.

●	The HIT’s large multifamily pipeline with in excess of $1 billion of potential HIT investments should lead to additional commitments for construction-related securities in 2013 and beyond.

Finally, although Treasury rates and inflation expectations have increased in early January 2013, inflation and interest rates are expected to remain relatively stable.  Excess capacity and increasing global competition in the markets coupled with the ongoing sovereign debt crisis in Europe and modest growth in China, should keep rates and inflation from increasing sharply.  These circumstances led to the Federal Reserve’s accommodating monetary policy including quantitative easing and its commitment to maintain the fed funds rate near zero until the unemployment rate falls to 6.5% as long as inflation remains subdued.   While quantitative easing may end sometime in 2013, many analysts do not expect the fed funds rate to increase until 2015.

The HIT’s focus on multifamily investments should provide opportunities for the HIT to continue to earn superior yield on government-guaranteed construction loans, and to produce the collateral benefits of putting union members to work, creating affordable housing, and strengthening local communities.  The HIT is actively seeking capital to fund additional income- and job-generating investments in 2013.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of December 31, 2012, unless otherwise noted.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com